SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 27, 2006
                        (Date of earliest event reported)

                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                      000-25831                     11-2208052
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(State or other                 (Commission                   (IRS Employer
 jurisdiction of                File Number)                  Identification
 incorporation)                                                  Number)


4805 W. Independence Pkwy., Tampa, FL                            33634
-------------------------------------                            -----
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number including area code            (813) 286-8644
                                                           ------------------


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          Appointment   of  Principal  Officers;  Compensatory  Arrangements  of
          Certain Officers


     At a meeting of the Board of Directors held on October 27, 2006, a resolution was approved to separate the positions of Chairman and Chief Executive Officer, both positions being presently held by Walter M. Groteke. In connection therewith, a committee was appointed to conduct a search for candidates for the position of Chief Executive Officer. At the same time, Scott
E. Foote, formerly Vice President, was appointed as the Company's Acting President. Mr. Foote will be involved in the day-to-day operations of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NETWOLVES CORPORATION

                                            By: /s/ Peter C. Castle
                                            ----------------------------------
                                            Peter C. Castle
                                            Chief Financial Officer


Dated:   November 2, 2006

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